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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest event reported): October 28, 2003
                                                  ----------------



                              E Com Ventures, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)



          Florida                    0-19714                 65-0977964
          -------                    -------                 ----------
 (State of Incorporation)   (Commission File Number)       (IRS Employer
                                                        Identification No.)



                  251 International Parkway, Sunrise, FL 33325
                  --------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (954) 335-9100
                                                           --------------


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Item 5.     Other Events

On October 28, 2003, E Com Ventures, Inc. appointed Daniel Bengio to its Board of Directors to fill the vacancy recently created by the resignation of James Fellus.

Mr. Bengio has been a partner in the accounting firm of Hoffman, Levy, Bengio & Co., PL since 2001. Previously Mr. Bengio worked in public accounting for other firms and from 1993 through 1996 he worked at Sunpointe Mortgage Corporation, in various capacities up to Vice President and Chief Financial Officer.

Mr. Bengio is a Certified Public Accountant in Florida and New York. He received his Masters of Science in Taxation from Florida International University.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of October 2003.


                                        E COM VENTURES, INC.



                                        By: /s/ A. Mark Young
                                            ------------------------------
                                            A. Mark Young
                                            Chief Financial Officer